Essential Expertise for Water, Energy and Air Bradley J. Bell Executive Vice President, Chief Financial Officer Bank of America Merrill Lynch Credit Conference December 3, 2009 Exhibit 99.1 SM

Forward-Looking Statements and
Regulation G
This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. These forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information.  When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,”
“intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved.
There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Important factors that could cause our actual results to differ materially from the forward-looking statements we make in this presentation.  Such risks, uncertainties and other important factors include, among others: our leverage; limitations on flexibility in operating our business contained in our debt agreements; increases in interest rates as a result of our variable rate indebtedness; pricing pressure from our customers; technological change and innovation; risks associated with our non-U.S. operations; fluctuations in currency exchange rates; high competition in the markets in which we operate; adverse changes to environmental, health and safety regulations; operating hazards in our production facilities; inability to achieve expected cost savings; difficulties in securing or changes in the pricing of the raw materials we use; our significant pension benefit obligations and the current underfunding of our pension plans; our ability to realize the full value of our intangible assets;
our ability to attract and retain skilled employees, particularly research scientists, technical sales professionals and engineers; and our ability to protect our intellectual property rights.  There may be other factors that may cause our actual results to differ materially from the forward-looking statements.
All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. We undertake no obligation to update or revise forward-looking statements which may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.
Non-GAAP measures may be discussed in today’s presentation.  Management believes that discussion of these measures provides investors with additional insight into the ongoing operations of Nalco Holding Company.  Non-GAAP measures are reconciled to the closest GAAP measure in measures used to determine compliance with the Company’s debt covenants or to assess the ongoing performance of the business.  Free Cash Flow is defined as Cash from Operations less Capital Expenditures and Minority Interest charges.  In addition, Nalco may discuss sales growth in terms of nominal (actual), organic (nominal less foreign currency and acquisition/divestiture/merger/joint venture impacts), and real (organic growth less that portion of the growth which consists of price increases that simply pass along higher raw and purchased material costs).  The non-GAAP measures should not be viewed as an alternative to GAAP measures of performance.  Furthermore, these measures may not be consistent with similar measures provided by other companies.
schedules attached to our earnings releases, which may be found at
www.nalco.com.
Adjusted EBITDA and Pro Forma EBITDA are non-GAAP

Investment Highlights
• Leading Market Positions
• Integrated, Innovative Technology,
Sales and Service Model
• Unmatched Global Presence
• Significant Top-line Growth Potential
• World Class Selling and Service Team
• Strong Free Cash Flows
• Continued Cost Saving Opportunities
• Deep Management Team
Nalco is a Service Company with:
Financial Targets:
6-8% Real Revenue Growth by 2011
EBITDA Growth Targets:
2009 –
Environment Dependent
Mid-term –
High single digits
Longer-term –
Double-digits
Significant EPS Growth

• Cooling water treatment
– Scale control, microbial
fouling, corrosion control
• Boiling water treatment
– Pre-treatment, condensate
control, internal treatment
• Raw and wastewater treatment
• Mining and mineral process
aids
• Other water- and air-based
process applications
• Air emission control and
combustion efficiency
$7.5 billion global market
#1 Market Position
18% Market Share
$1,515 million
$778 million
$1,919 million
A Service Company
Water Services Water Services
4 4
2008
Market
Positions
Products and
Services
2008 Net Sales
• Flow assurance
• Oil/water separation
• Heavy crude desalting
• Monomer inhibitors
• Anti-oxidants
• Fuel and lubricant additives
• Boiler, cooling water, raw
water and wastewater
applications
• Combustion efficiency and air
emission control
$4.8 billion global market
#1 Market Position
32% Market Share
Paper Services Paper Services
4 4
• Digester Additives
• Defoamers & Wash Aids
• De-Inking Chemicals
• Felt Cleaners
• Coating Additives
• Boiler, cooling water, raw
water and wastewater
applications
• Combustion efficiency and air
emission control
$8.5 billion global market
#3 Market Position
9% Market Share
Energy Services Energy Services
Limited
economic
sensitivity
(1) Approximate market size based on internal estimates and industry publications and surveys.
(2) Represents the water treatment and services markets, which accounted for approximately 72% of our Water Services segment’s net sales in 2008.
(3) Market share calculations include end-market allocations from an all-inclusive Emerging Market business unit within  Water Services. Some chemical business and associated market size transferred from Water Services to Energy Services in 2008.
(4) Managed internally as Water and Process Services Division.  Separate segment reporting being maintained.
(1)(2) (2)
(2)
(3)

More than Twice the Size of Nearest Competitor
Nalco has a sizable scale advantage across the $21 billion water and water-related services and chemicals market space*
* Note: Uses 2008 sales and market size data in share chart.  Excludes equipment, municipal, air pollution control and process chemical and service sales in the Water Services segment, which collectively were more than $540 million in sales for Nalco in 2008. Reflects management estimates of 2008 sales in relevant competing markets, based on published data and management estimates.
17.6%
6.9%
6.7%
5.8%
4.7%
3.4%
2.1%
1.5%
47.0%
1.9% 1.3%
1.2%
Nalco
Baker Petrolite
Ashland/Hercules
BASF/CIBA
GE Water
Kemira
Kurita
Champion
Buckman
EKA
Danaher (Chemtreat)
Other

Unmatched, Diverse Global Presence
Latin America
2008 Sales $411mm
Employees 1,680
Plants 6
North America
2008 Sales             $2,028mm
Employees 4,790
Plants 18
Europe, Africa & Middle East
2008 Sales $1,154mm
Employees 3,015
Plants 11
Asia/Pacific
2008 Sales $619mm
Employees 2,285
Plants 13
Countries of
Operation
Plant
70,000+ Customers
7,000+ Sales and Service Professionals
Largest Customer = <3% of sales
Of Top 20 Customers, 19 with Nalco >10 years

Growing Revenue and EBITDA
Nalco is a consistently growing performer with a service-annuity model
$2,430
$3,033
$1,574
$1,434
$1,304
$1,215
$1,247
$1,292
$1,287
$1,164
$1,013
$899
$843
$738
$2,367
$2,767
$2,644 $2,620
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004
$161
$176
$195
$227
$264
$306 $306
$289 $290
$312
$346
$342
$433
$466
$458
$517 $528
$585
19.1%
19.6%
17.5%
19.2%
18.3%
21.8%
20.9%
21.7%
22.4%
22.6%
23.8% 23.7%
23.2%
23.9% 23.9%
24.1%
21.7%
$0
$100
$200
$300
$400
$500
$600
1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003
0%
5%
10%
15%
20%
25%
30%
Revenue
Suez acquired Nalco and merged Nalco
with Calgon and Aquazur in 1999
Adjusted EBITDA and EBITDA Margins
Note:   1987- ‘98 based on Nalco Chemical Co. public filings.  1999 and 2000 based on unaudited Suez reported results.
2003 data excludes $30 million in pro forma cost savings
2004
19.3%
2005
$3,312
$603
18.2%
+11%
+3%
+9%
+10%
Private equity purchase of Nalco
$3,603
+9%
2006
2005 2006
$680
18.9%
+13%
$3,912
+9%
2007
2007
$730
18.7%
+7%
$4,212
+8%
2008
2008
$732
17.4%
Up 3.7% excl.
synfuels
$3,500
$4,000
$700

Progressive De-Levering
Traditional Metrics Understate Nalco’s Cash-Generating Capabilities.
Recommend Investors Compare Cash PE, EV/(EBITDA-CapEx)
and FCF Yield to Understand Nalco as a Cash-Generating Business.
(1) Includes senior discount note debt issued January 2004.
(2) Excludes $30mm pro forma future cost savings.
(3) Calculated using period-end closing stock price, final quarter average diluted shares outstanding and LTM Free Cash Flow.  Not calculated in 2004 because Initial Public Offering launched during middle of fourth quarter, distorting average shares outstanding.
Extremely diversified customer base, annuity service model,
and low capital intensity combine to produce strong, stable
Free Cash Flow generation.
$ in millions 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 9/30/09
Cash & Cash Equivalents $    100 $    33 $    31 $    37 $    120 $    62 $    242
Total Debt 3,765
(1)
3,442 3,267 3,189 3,324 3,223 3,156
Net Debt 3,665
(1)
3,409 3,236 3,152 3,204 3,162 2,914
LTM Adjusted EBITDA $    528
(2)
$    585 $    603 $    680 $    730 $    732 $    708
Total Net Debt/LTM EBITDA 6.9x 5.8x 5.4x 4.6x 4.4x 4.3x 4.1x
Free Cash Flow - LTM $ 139.9 $ 119.6 $ 183.5 $ 200.6 $ 142.0 $ 420.0
Period-end Free Cash Flow Yield
(3)
4.6% 6.1% 5.8% 8.9% 14.8%

1. Improve Safety
– Goal is top-quartile performance
2. Gain Step Change in Productivity
– $84 million YTD achieved – on path to record over $100 million
3. Generate Focused, Profitable Growth
– Sequential sales gains 5% nominally in each of Q2 and Q3 from recession driven 1 quarter low.
– Progress starting to show in India, China and Middle East
– New sales of 3D TRASAR
®
Cooling Water units keeping pace with 2008
results, despite weaker economic conditions.
– OxiPro
®
Deposit Control Technology in Paper – two-thirds of sales coming from competitively held accounts
4. Improve Cash Flows
– YTD Record $374 million, with $182 million from working capital
5. Strengthen Future Growth, e.g.
– New Deepwater and Ultra deepwater technology
– Leadership gains in China and Russia
– Added 140 people YTD in China/India
– Crossbow – water pre-treatment services acquisition
Five Priorities for 2009: Results to Date
st

• Pro Forma EBITDA of $190M up 4% nominally versus Prior Year
Margin of 19.9% versus PY 16.4%
• Sales up 5% sequentially, though down 14% versus PY (10% organic)
Sequential Y-O-Y
Nominal Organic
North America -- (13%)
Latin America 15% (3)
Europe Africa Middle East 8 (12)
Asia 9 (2)
• Record Nine Months Free Cash Flow, led by working capital improvements
Q3 of $134M brings 9-mos result to $374M, vs PY $97M
• Productivity Program helped improve Margins
Nine months achievement of $84M toward $100M annual goal
Nalco Reported a Very Solid Third Quarter

Third Quarter Highlights
Q3
2009 2008
Nominal
Change
Q2
2009
Nominal
Change
Sales $957 $1,116 (14%) $913 5%
GPM
47.3% 42.5% 480 bps 45.0% 230 bps
EBITDA $167 $211 $82
Pro Forma EBITDA * 190    183        4% 142 34%
Margin
19.9% 16.4% 15.6%
EPS $0.20 $0.41 $(0.21)
Pro Forma EPS * 0.31 0.36 (14%) 0.13 138%
Free Cash Flow $134 $28 379% $94 43%

* Pro Forma results adjust for a 2008 divestiture gain, a 2009 pension settlement charge, and restructuring actions in both periods

Q3 Segment Results
433
515
100
200
300
400
500
Water
Services
Paper
Services
Sales
Segment Direct Contribution
Q3 2008 Q3 2009
Organic Change (10%)
171
203
100
200
300
400
500
97
103
0
25
50
75
100
125
150
Energy
Services
12
Q3 2008 Q3 2009
Organic Change      +2%
Margin:  20.0% 22.4%
Q3 2008 Q3 2009
Organic Change (13%)
Q3 2008 Q3 2009
Organic Change (8%)
Q3 2008 Q3 2009
Organic Change      +35%
Margin:  13.0% 20.2%
35
27
0
25
50
75
100
125
150
82
78
0
25
50
75
100
125
150
353
397
100
200
300
400
500
Q3 2008 Q3 2009
Organic Change      +9%
Margin:  19.6% 23.2%

Record Nine Month Free Cash Flow
2009 2008 2009 2008
Cash Earnings $101 $100 $242 $294
Trade Accounts Receivable (10) (37) 98 (20)
Inventories 1 (35) 91 (113)
Accounts Payable 30 7 (7) 32
Accrueds/Prepaids 42 31 21 4
Total Working Capital 63 (34) 203 (97)
Cash From the Operating Cycle 164 66 445 197
Net Capex (30) (38) (71) (100)
Free Cash Flow $134 $28 $374 $97
Q3                                     YTD

• Sustain Base Real Growth 3-4%
• Strengthen Key Geographies
– BRIC+ 2%+
– EAME .5%+
• New Technology Platforms/Business
models: (Water, Energy, Air)
– Water - Automation Build-Out .5%+
– Energy - Enhanced Oil Recovery .3%+
– Air - Nalco Mobotec .5%+
– M&A .5%+
As Economic Growth Returns, Strategy Will
Help Drive Market Share
Total Added Growth Potential 4%+
* Real growth is defined as organic growth less the impact of sizable cost-driven price swings. Organic growth excludes FX and M&A impacts.  Assumes economic stabilization.
Expected Real Growth by 2011*    6-8%
2009 YTD Progress
+140 in India/China
Sequential Gains
1,900 new unit sales
34% growth
Awaiting Rules
Crossbow

MVA $/ person
3500 3000 2500 2000 1500 1000
35
30
25
20
15
10
5
0
United States
Japan
South Korea
Czech Republic
Brazil
India
Germany
Sweden
Austria
Taiwan
Hungary
Argentina
China
Mexico
Russia
Australia
United Kingdom
France
Italy
Belgium
Indonesia
Why hire in China and India? In developing countries,
water treatment spend grows faster than GDP
Modernization
drives per-
person water
treatment
increase.
Add to high
industrial
growth rates
for Nalco
opportunity
Sources: Freedonia “World Water Treatment Products”, March 2006.  Data correlation corrected for scaling differences from logarithmic chart presented by Freedonia
Netherlands
MVA is Manufacturing
Value Added
Spain
Scatterplot of Water Treatment $/person vs MVA $/person

Quality
Scarcity (recycling & reuse)
Energy efficiency (heat transfer)
Wastewater requirements and
enforcement
Reservoir efficiency (EOR)
Hard-to-reach oil (deep/ultra deep)
Opportunity crudes
Produced water purification
New energy
Sulfur and nitrogen oxides,
mercury, particulates
Combustion efficiency
Greenhouse gases
Indoor Air Quality
What Drives Our Outlook to the Future?
Key
Factors
Driving
Growth
Resource Issue
Opportunity
for Nalco
Essential Expertise for Water, Energy and Air
SM

Existing Capital Structure
Debt Maturity Profile
Notes:
(1) LTM September 2009 Adjusted EBITDA: $666.6m
(2) Market prices as of 11/13/09
17
$0
$100
$200
$300
$400
$500
$600
$700
$800
2010 2011 2012 2013 2014 2015 2016 2017
New TL B 7.75% US Sr Notes
7.75% Euro Sr Notes 8.25% Sr Notes
8.875% Sr Notes 9.0% Eur Sr Sub Notes
OLD TL B AR Facility
9.0% Holdco Sr Disc Notes RCF
Trading
($mm) As of September 30, 2009
Amount Maturity Margin Floor Leverage
(1)
Level
(2)
YTW
(2)
STW
(2)
Rating Next Call
Cash 242.0
Debt
AR Facility ($160m) -- Jun-10 -- -- -- -- -- --
RCF ($250m) -- 13-May-14 L+350 3.00% -- -- -- -- Ba1/BB+
Old TLB 167.0 4-Nov-10 L+175 0.3x 100.00 2.03% L+175 Ba1/BB+
New TLB 746.2 13-May-16 L+350 3.00% 1.1x 101.00 6.19% L+591 Ba1/BB+
Other Debt 51.8 0.1x
Total Senior Secured Debt 965.0 1.4x
7.750% USD Senior Notes 190.0 15-Nov-11 7.750% 0.3x 100.25 7.48% T+743 Ba2/BB- Callable at Par
7.750% Euro Senior Notes (€200m) 292.0 15-Nov-11 7.750% 0.4x 100.00 7.75% B+659 Ba2/BB- Callable at Par
8.250% Senior Notes 489.8 15-May-17 8.250% 0.7x 104.75 7.19% T+476 Ba2/BB- 05/15/13 @ 104.13
8.875% Senior Sub Notes 465.0 15-Nov-13 8.875% 0.7x 103.31 6.83% T+677 B2/B 11/15/10 @ 101.48
9.000% Euro Senior Sub Notes (€200m) 292.0 15-Nov-13 9.000% 0.4x 103.10 6.89% B+638 B2/B 11/15/10 @ 101.50
9.000% Holdco Senior Discount Notes 462.0 1-Feb-14 9.000% 0.7x 102.00 8.00% T+563 B2/B 02/01/10 @ 103.00
Total Debt 3,155.8 4.7x
Market Cap. as of 11/13/09 @ $23.79 3,286.9
Noncontrolling Interest 20.1
Total Enterprise Value 6,220.8 9.3x Corporate Rating: Ba3 / BB-

Recent Amendments to the 2003 and 2009
Credit Agreements Provide:
• Ability to apply balance sheet cash against USD 190
million 7.75% Senior Notes due November 2011
• Ability to raise USD 300 million New Term Loans to call
the Euro 200 million 7.75% Senior Notes due November
2011
– Accordion size and Secured Leverage Ratio increased
to accommodate this financing
• Enhanced ability to add Unsecured Debt – subject to ratio
tests but now without separate caps
• Miscellaneous basket size and Alternative Currency
adjustments

Essential Expertise for Water, Energy and Air SM